Exhibit 10.10

[***] indicates that certain confidential information contained in this document, marked by brackets, has been omitted because the information is (i) not material and (ii) would be competitively harmful if disclosed.
SEVENTH AMENDMENT TO
ASSET SALE AGREEMENT
This SEVENTH AMENDMENT TO ASSET SALE AGREEMENT (this “Amendment”), dated as of February 28, 2024 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER FUNDING LLC, a Delaware limited liability company having its principal location in San Francisco, California (“PFL”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Asset Sale Agreement (as defined below).
RECITALS
WHEREAS, reference is made to that certain Asset Sale Agreement, dated as of July 1, 2016, by and between Bank and PFL (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Asset Sale Agreement”); and

WHEREAS, the Parties desire to amend the Existing Asset Sale Agreement to provide for certain amendments to the Program terms.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and PFL mutually agree as follows:
1.Term. Section 8(a) of the Existing Asset Sale Agreement is amended and restated in its entirety as follows:
“This Agreement shall begin on the Effective Date and end on February 1, 2027 (the “Initial Term”) and shall renew automatically for successive terms of one (1) year (each, a “Renewal Term,” and collectively, the Initial Term and any Renewal Terms shall be referred to as the “Term”), unless either Party provides notice of non-renewal to the other Party at least ninety (90) days prior to the end of the then applicable Term or this Agreement is earlier terminated in accordance with the provisions hereof.”
2.Notices. Section 14 of the Existing Asset Sale Agreement is amended and restated in its entirety as follows:
Notices. All notices and other communications that are required or may be given in connection with this Agreement shall be in writing and shall be deemed received (a) on the day delivered, if delivered by hand; (b) on the day transmitted, if transmitted by facsimile or e-mail with receipt confirmed; (c) three (3) Business Days after the date of mailing to the other Party, if mailed first-class mail postage prepaid; or (d) on the Business Day following transmission, if transmitted by nationally recognized overnight courier service, at the following address, or such other address as either Party shall specify in a notice to the other:

To Bank:        WebBank
Attn: Senior Vice President – Strategic Partner Oversight
215 S. State Street, Suite 1000
Salt Lake City, UT 84111
Tel. (801) 456-8388
Email: strategicpartneroversight@webbank.com

With a copy to:        WebBank
Attn: President and CEO
215 S. State Street, Suite 1000
Salt Lake City, UT 84111

Tel. (801) 456-8398
Email: jason.lloyd@webbank.com

        To Company:        Prosper Marketplace, Inc.
                    221 Main Street, Suite 300
                    San Francisco, CA 94105
                    Attn: Ted Buell
                    E-mail Addresses: tbuell@prosper.com and
                    legalnotices@prosper.com
                Telephone: (415) 593-5433

3.Exhibit B to the Existing Asset Sale Agreement is amended by amending and restating Exhibit B in its entirety as set forth in Exhibit B to this Amendment.
4.Bank shall on the first Business Day after the Amendment Effective Date, release and pay to PFL any amount then held in the LTF Collateral Account that exceeds the LTF Required Balance as modified by this Amendment.
5.Miscellaneous.
(a)Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Asset Sale Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Asset Sale Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Asset Sale Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Asset Sale Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Asset Sale Agreement. In the event of any inconsistency between this Amendment and the Existing Asset Sale Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Asset Sale Agreement shall be deemed to mean the Existing Asset Sale Agreement as amended by this Amendment.
(b)Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(c)Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.
[Signature Pages to Follow]

    IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

WEBBANK

By: /s/ Jason Lloyd
Name: Jason Lloyd
Title: President & CEO

[Signature Page to Seventh Amendment to Asset Sale Agreement]

PROSPER FUNDING LLC

By: /s/ Edward R. Buell III
Name: Edward R. Buell III
Title: Secretary
[Signature Page to Seventh Amendment to Asset Sale Agreement]

Exhibit B

Calculation of LTF Required Balance

This exhibit sets forth the method for calculating the LTF Required Balance.
1.    The LTF Required Balance is equal to the sum of [***] for each [***], beginning with the first month in which Assets are sold by Bank pursuant to this Agreement.
2.    Each [***] is equal to the difference, [***], between the [***] and the [***].
a.    The [***] for a [***] is equal to the product of (i) the [***], of (A) the [***] of each such Loan multiplied by (B) [***] multiplied by the [***] (or, for any Loan without a [***], [***]), multiplied by (ii) the [***].
b.     The [***] shall initially be equal to [***]. On a [***], Bank and PFL shall review and update the [***], based on [***]: (i) [***], (ii) [***], (iii) [***], and (iv) [***]. As of any measurement period for the [***], the same [***] shall be used for all [***]. The [***] shall be calculated to a whole number of basis points.
c.    PFL shall provide to Bank [***] in order to permit Bank to [***].
d.    [***].
3.    The LTF Required Balance shall be reset as of the first Business Day of each month.

[Exhibit B to Seventh Amendment to Asset Sale Agreement]